                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1365

                              SCUDDER GROWTH TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Growth Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Total Returns* (Unadjusted for Sales Charge)
Scudder Strategic Growth Fund	Life of Class**
Class A	12.30%
Class B	12.00%
Class C	12.00%
Institutional Class+	12.50%
S&P 500 Index++	18.45%
Russell 1000 Growth Index+++	18.78%

Source: Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/03	$ 11.23	$ 11.20	$ 11.20	$ 11.25
3/31/03 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Strategic Growth Fund - Class A(b) [] S&P 500 Index++ [] Russell 1000 Growth Index+++

Comparative Results* (Adjusted for Sales Charge)
Scudder Strategic Growth Fund		Life of Class**
Class A(b)	Growth of $10,000	$10,584
	Average annual total return	5.84%
Class B(b)	Growth of $10,000	$10,800
	Average annual total return	8.00%
Class C(b)	Growth of $10,000	$10,988
	Average annual total return	9.88%
S&P 500 Index++	Growth of $10,000	$11,845
	Average annual total return	18.45%
Russell 1000 Growth Index+++	Growth of $10,000	$11,878
	Average annual total return	18.78%
Institutional Class+	Growth of $250,000	$281,250
	Average annual total return	12.50%
S&P 500 Index++	Growth of $250,000	$296,125
	Average annual total return	18.45%
Russell 1000 Growth Index+++	Growth of $250,000	$296,950
	Average annual total return	18.78%

The growth of $10,000 and $250,000 are cumulative.

The minimum investment for Institutional Class Shares is $250,000.

Notes to Performance Summary

* Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
** The Fund commenced operations on March 31, 2003. Index returns begin March 31, 2003.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemption on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Strategic Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2002.

• Head of Large Cap Growth.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2002.

• Previous experience includes eight years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

In the following interview, Portfolio Managers Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner discuss Scudder Strategic Growth Fund's strategy and the market environment during the six-month period ended September 30, 2003. The fund's inception date was March 31, 2003.

Q: How did the US stock market perform since the fund commenced operations on March 31, 2003?

A: The market produced strong returns in the six-month period ended September 30, 2003. In the months prior to the fund's inception, the environment was unusually negative for stocks due to a combination of sluggish economic growth, anemic corporate earnings and fears associated with the looming war in Iraq. This backdrop quickly changed for the better, however, once it became apparent that active combat in the war would be resolved quickly. After reaching a low in mid-March, stocks staged a rally that continued through the entire reporting period. The market gains were broad-based, pushing the returns of all 10 Standard & Poor's 500 index (S&P 500) industry sectors into positive territory for the period.

Q: How do you select stocks for the fund?

We begin by conducting a thorough analysis of economic trends. This helps us determine the industries that we believe will experience strong and sustained growth. This industry assessment is combined with in-depth company research to narrow the field of investment candidates. We work closely with a large team of research analysts to identify companies within those industries that we believe offer the best potential to deliver strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How did the fund perform compared with its benchmark and peers?

A: For the six-month period ended September 30, 2003, Class A shares (unadjusted for sales charges) of Scudder Strategic Growth Fund produced a total return of 12.30%. (Please see pages 4 through 6 for the performance of other share classes.) However, the fund trailed its benchmark - the S&P 500 index - which returned 18.45% for the same period.1

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

Q: What caused the fund to underperform its benchmark in the period?

A: The fund's underperformance was primarily due to the performance of its stocks and sector allocation within the consumer discretionary, health care and energy sectors. In addition, as the market turned, lower-quality stocks led the advance while higher-quality issues lagged.

Consumer discretionary stocks: A few of the fund's stocks suffered declines, which hurt performance. Newell Rubbermaid, a global manufacturer of consumer products, was the biggest disappointment. The stock, which we have eliminated from the portfolio, struggled with the soft consumer market and increased price competition. Kohl's, a value-priced department store chain, was also off during the period due to concerns that the chain's inventory levels were too high and that a consumer spending slowdown might be on its way. We've held on to this stock because we believe that the recent setback is temporary and that the company's fundamentals remain strong.

Health care stocks: The fund's pharmaceutical stocks struggled in the period, particularly its position in Johnson & Johnson. Investors reacted negatively after the company launched a new medical device but could not keep pace with the strong demand for the device. While this event detracted from the fund's returns during the reporting period, we continue to like Johnson & Johnson as a long-term holding. This is based on our belief that the company's recent challenges have been fully factored into its stock price, making it attractively valued at this level. Additionally, Johnson & Johnson has a well-diversified product line that we expect will help the stock move beyond its recent weakness.

Energy stocks: The fund holds an overweight position in energy stocks, which hurt relative performance as the sector underperformed the market during the period. Energy, traditionally considered a defensive sector, trailed the market as investors favored industries that they believed could provide more high-powered returns in the strong market environment. We remain positive on the sector, however, on a long-term basis. As the economy regains its strength, we expect the current supply/demand imbalance, especially in North American natural gas, to exacerbate and keep commodity prices elevated at higher levels. Supplies of natural gas have fallen to historic lows, and we expect exploration firms, rig companies and oil service firms to benefit as higher natural gas prices support further industry efforts to increase inventories. Our holdings in this area include exploration and production companies that potentially stand to benefit from stronger natural gas prices, such as EOG Resources. We also hold stocks of companies that provide services to drilling firms, such as Schlumberger and Baker Hughes. We believe services companies such as these will benefit from a revival in economic growth as well as the growing need to find and replace oil and natural gas reserves. Overall, we have a very favorable long-term view on the sector.

Q: Technology stocks performed very well during the period. How did the fund's holdings in this sector perform?

A: We're pleased to report that the fund's technology stocks - a position larger than that of the benchmark - outperformed the tech sector of the S&P 500 during the period. So, the fund was helped by its large position in the sector and by the performance of individual technology stocks.

Overall, our goal is to maintain a technology position with both breadth and strength. To this end, we have focused the fund's investments in solid companies with long-term track records. Holdings represent a variety of industry sub-sectors - from semiconductors to software to storage companies. For the most part, the fund does not invest in the more speculative areas of the sector or in companies that don't have proven track records. As a result, the fund holds a number of the largest names in tech, such as Intel, EMC, Cisco, Oracle, IBM and Microsoft. All were among the top contributors to the fund's performance during the reporting period.

Intel, the leading semiconductor (computer chip) manufacturer, was the second most significant individual contributor to positive fund performance. Intel has broadened its product line to appeal to the needs of consumers as well as corporations. This action has been extremely helpful, as corporations have continued to cut costs, while consumers have kept spending. Intel has also been diligent with cutting its operational costs, which we believe has helped it keep its competitive edge. We are also enthusiastic about the prospects for the company's new Centrino wireless strategy. This multi-component solution is expected to expand wireless access and functionality at more reasonable costs for customers.

EMC, which provides data storage solutions, also produced strong returns for the fund. This is another example of a technology company that broadened and adapted its product line to appeal to cost-conscious customers. Historically, EMC provided generally high-priced hardware data storage solutions to corporations. Over the past few years, however, the company has not only enhanced its offerings to include more software products and solutions, but worked hard to design across all price points and offer lower-priced hardware solutions as well. We believe this shift in focus has led to strong earnings for the company.

Q: Were there other areas that added to performance?

A: Outside of the technology sector, the fund was helped by stocks from a variety of sectors. American Express, a diversified financial company with a large business travel agency, gained ground as investors anticipated improvement in the capital markets and an up-tick in business travel. Boston Scientific, a medical devices and supply firm, benefited from a strong product pipeline, specifically a product that may compete in the drug-coated stent market. Within the retail space, the fund realized gains from strong performance by Target Stores, a national chain of discount stores, and by Staples, a rapidly expanding office supply retailer.

Q: Any final thoughts for investors?

A: We thank you for your investment in Scudder Strategic Growth Fund. While we're pleased we were able to produce a positive return for investors during the first six months of the fund's life, we're of course disappointed that the return fell short of the S&P 500. We are disciplined investors and believe that over time, the fund has the potential to deliver favorable returns relative to the benchmark. We urge you to maintain a well-diversified portfolio, and we hope that Scudder Strategic Growth Fund will be a long-term holding for you.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03

Common Stocks	97%
Cash Equivalents	3%
100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03

Information Technology	24%
Health Care	20%
Consumer Discretionary	15%
Financials	12%
Consumer Staples	11%
Industrials	9%
Energy	7%
Materials	1%
Telecommunication Services	1%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2003 (29.2% of Net Assets)
1. Microsoft Corp. Developer of computer software	4.1%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	3.1%
4. Wal-Mart Stores, Inc. Operator of discount stores	3.0%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.0%
6. General Electric Co. Industrial conglomerate	2.9%
7. Johnson & Johnson Provider of health care products	2.9%
8. Cisco Systems, Inc. Developer of computer network products	2.3%
9. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.2%
10. Abbott Laboratories Developer of health care products	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 14.1%
Automobiles 1.4%
Harley-Davidson, Inc.	2,500	120,500
Hotels, Restaurants & Leisure 2.8%
Brinker International, Inc.*	1,800	60,048
International Game Technology	3,800	106,970
YUM! Brands, Inc.*	2,100	62,202
		229,220
Media 4.4%
Comcast Corp.*	3,200	94,528
McGraw-Hill, Inc.	1,300	80,769
Omnicom Group, Inc.	1,500	107,775
Viacom, Inc. "B"	2,200	84,260
		367,332
Multiline Retail 2.9%
Kohl's Corp.*	1,400	74,900
Target Corp.	4,400	165,572
		240,472
Specialty Retail 2.6%
Bed Bath & Beyond, Inc.*	1,400	53,452
Lowe's Companies, Inc.	1,800	93,420
Staples, Inc.*	2,800	66,500
		213,372
Consumer Staples 11.1%
Beverages 2.2%
PepsiCo, Inc.	4,000	183,320
Food & Drug Retailing 4.2%
Walgreen Co.	3,300	101,112
Wal-Mart Stores, Inc.	4,500	251,325
		352,437
Food Products 0.8%
General Mills, Inc.	1,300	61,191
Household Products 3.9%
Colgate-Palmolive Co.	3,100	173,259
Procter & Gamble Co.	1,600	148,512
		321,771
Energy 7.0%
Energy Equipment & Services 3.7%
Baker Hughes, Inc.	2,300	68,057
Nabors Industries Ltd.*	3,300	122,958
Noble Corp.*	800	27,192
Schlumberger Ltd.	1,800	87,120
		305,327
Oil & Gas 3.3%
ConocoPhillips	1,600	87,600
EOG Resources, Inc.	2,800	116,872
ExxonMobil Corp.	2,000	73,200
		277,672
Financials 11.6%
Banks 2.6%
Bank of America Corp.	1,400	109,256
Fifth Third Bancorp.	1,900	105,393
		214,649
Diversified Financials 6.8%
American Express Co.	3,300	148,698
Citigroup, Inc.	3,800	172,938
Fannie Mae	1,100	77,220
Morgan Stanley	1,900	95,874
SLM Corp.	1,800	70,128
		564,858
Insurance 2.2%
American International Group, Inc.	1,600	92,320
Marsh & McLennan Companies, Inc.	2,000	95,220
		187,540
Health Care 19.9%
Biotechnology 4.0%
Amgen, Inc.*	2,600	167,882
Genentech, Inc.*	1,200	96,168
Gilead Sciences, Inc.*	1,200	67,116
		331,166
Health Care Equipment & Supplies 3.6%
Boston Scientific Corp.*	1,100	70,180
Medtronic, Inc.	3,200	150,144
Stryker Corp.	500	37,655
Zimmer Holdings, Inc.*	800	44,080
		302,059
Health Care Providers & Services 1.6%
UnitedHealth Group, Inc.	2,600	130,832
Pharmaceuticals 10.7%
Abbott Laboratories	4,200	178,710
Eli Lilly & Co.	2,300	136,620
Johnson & Johnson	4,800	237,696
Merck & Co., Inc.	1,600	80,992
Pfizer, Inc.	8,500	258,230
		892,248
Industrials 8.4%
Aerospace & Defense 1.5%
United Technologies Corp.	1,600	123,648
Air Freight & Logistics 1.0%
FedEx Corp.	1,300	83,759
Commercial Services & Supplies 2.0%
Fiserv, Inc.*	2,200	79,706
Paychex, Inc.	2,600	88,218
		167,924
Industrial Conglomerates 3.9%
3M Co.	1,200	82,884
General Electric Co.	8,200	244,442
		327,326
Information Technology 23.3%
Communications Equipment 2.3%
Cisco Systems, Inc.*	9,800	191,492
Computers & Peripherals 5.4%
Dell, Inc.*	1,900	63,441
EMC Corp.*	11,000	138,930
International Business Machines Corp.	2,800	247,324
		449,695
Semiconductor Equipment & Products 8.0%
Analog Devices, Inc.*	2,200	83,644
Applied Materials, Inc.*	8,100	146,934
Intel Corp.	10,800	297,108
Texas Instruments, Inc.	6,100	139,080
		666,766
Software 7.6%
BEA Systems, Inc.*	1,400	16,870
Electronic Arts, Inc.*	1,300	119,899
Microsoft Corp.	12,300	341,817
Oracle Corp.*	6,400	71,808
Symantec Corp.*	300	18,906
VERITAS Software Corp.*	2,000	62,800
		632,100
Materials 1.2%
Chemicals
Air Products & Chemicals, Inc.	900	40,590
Ecolab, Inc.	2,500	63,125
		103,715
Telecommunication Services 0.7%
Wireless Telecommunication Services
AT&T Wireless Services, Inc.*	6,800	55,624
Total Common Stocks (Cost $7,533,770)		8,098,015

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $221,335)	221,335	221,335
Total Investment Portfolio - 100.0% (Cost $7,755,105) (a)		8,319,350

* Non-income producing security.
(a) The cost for federal income tax purposes was $7,757,606. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $561,744. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $667,971 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $106,227.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $7,533,770)	$ 8,098,015
Investment in Scudder Cash Management QP Trust, at value (cost $221,335)	221,335
Total investments in securities, at value (cost $7,755,105)	8,319,350
Dividends receivable	4,160
Interest receivable	288
Receivable for Fund shares sold	3,050
Due from Advisor	14,165
Other assets	39,136
Total assets	8,380,149
Liabilities
Other accrued expenses and payables	51,409
Total liabilities	51,409
Net assets, at value	$ 8,328,740
Net Assets
Net assets consist of: Undistributed net investment income	34,784
Net unrealized appreciation (depreciation) on investments	564,245
Accumulated net realized gain (loss)	56,037
Paid-in capital	7,673,674
Net assets, at value	$ 8,328,740

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,533,701 / 314,654 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$ 11.23
Maximum offering price per share (100 / 94.25 of $11.23)	$ 11.92
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,729,851 / 154,496 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)
$ 11.20
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,751,388 / 156,434 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)
$ 11.20
Maximum offering price per share (100 / 99.00 of $11.20)	$ 11.31
Institutional Class Net Asset Value, offering and redemption price per share ($1,313,800 / 116,741 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$ 11.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended September 30, 2003*
Investment Income
Income: Dividends	$ 32,477
Interest - Scudder Cash Management QP Trust	2,332
Total Income	34,809
Expenses: Management fee	24,711
Services to shareholders	5,079
Custodian and accounting fees	12,927
Distribution and shareholder servicing fees	17,892
Auditing	28,753
Legal	1,830
Directors' fees and expenses	505
Reports to shareholders	5,980
Registration fees	15,315
Organization and offering costs	46,959
Other	1,098
Total expenses, before expense reductions	161,049
Expense reductions	(109,794)
Total expenses, after expense reductions	51,255
Net investment income (loss)	(16,446)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	56,037
Net unrealized appreciation (depreciation) during the period on investments	564,245
Net gain (loss) on investment transactions	620,282
Net increase (decrease) in net assets resulting from operations	$ 603,836

* For the period March 31, 2003 (commencement of operations) to September 30, 2003.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the period March 31, 2003 (commencement of operations) to September 30, 2003
Operations: Net investment income (loss)	$ (16,446)
Net realized gain (loss) on investment transactions	56,037
Net unrealized appreciation (depreciation) on investment transactions during the period	564,245
Net increase (decrease) in net assets resulting from operations	603,836
Fund share transactions: Proceeds from shares sold	5,463,925
Cost of shares redeemed	(139,021)
Net increase (decrease) in net assets from Fund share transactions	5,324,904
Increase (decrease) in net assets	5,928,740
Net assets at beginning of period (initial capital)	2,400,000
Net assets at end of period (including undistributed net investment income of $34,784)	$ 8,328,740

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.24
Total from investment operations	1.23
Net asset value, end of period	$ 11.23
Total Return (%)[c,d]	12.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	4.58*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (loss) (%)	(.25)*
Portfolio turnover rate (%)	51*

a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class B
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.25
Total from investment operations	1.20
Net asset value, end of period	$ 11.20
Total Return (%)[c,d]	12.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	5.38*
Ratio of expenses after expense reductions (%)	1.95*
Ratio of net investment income (loss) (%)	(.90)*
Portfolio turnover rate (%)	51*

a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class C
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.25
Total from investment operations	1.20
Net asset value, end of period	$ 11.20
Total Return (%)[c,d]	12.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	5.34*
Ratio of expenses after expense reductions (%)	1.95*
Ratio of net investment income (loss) (%)	(.90)*
Portfolio turnover rate (%)	51*

a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Institutional Class
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	-***
Net realized and unrealized gain (loss) on investment transactions	1.25
Total from investment operations	1.25
Net asset value, end of period	$ 11.25
Total Return (%)[c]	12.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	4.22*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (loss) (%)	.00d*
Portfolio turnover rate (%)	51*

a For the period from March 31, 2003 (commencement of operations) to September 30, 2003.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Amount is less than .01%.
* Annualized
** Not annualized
***Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Growth Fund (the "Fund") is a diversified series of Scudder Growth Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 93,827
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 561,744

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Organization and Offering Costs. Organization costs of $7,500 were paid and expensed in connection with the Fund's organization. Offering costs of $78,595 were paid in connection with the offering of shares and are being amortized over one year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $9,133,620 and $1,655,887, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such assets, 0.65% of the next $2,500,000,000 of such assets, 0.64% of the next $2,500,000,000 of such assets and 0.63% of the next $2,500,000,000 of such assets and 0.62% in excess of $12,500,000,000 computed and accrued daily and payable monthly.

In addition, for the period ended September 30, 2003, the Advisor has contractually agreed to waive its fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the Fund as follows:

Class A	1.30%
Class B	1.95%
Class C	1.95%
Institutional Class	1.05%

Accordingly, for the period ended September 30, 2003, the Advisor waived all of its Advisory fee pursuant to the Expense Limitation Agreement aggregating $24,711. In addition, the Advisor reimbursed $51,026 of other operating expenses of the Fund.

Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by SFAC for accounting services aggregated $10,980, all of which was waived.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the shareholder service agent for the Fund. State Street Bank and Trust Company ("SSB") is the transfer agent and dividend paying agent for the Fund. Pursuant to a services agreement with SSB, SISC serves as "Shareholder Service Agent" and as such, performs all of SSB's duties as transfer agent and dividend paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period ended September 30, 2003, the amount charged to the Fund by SISC aggregated $5,068, all of which was waived.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2003
Class B	$ 5,535	$ 5,535	-
Class C	5,729	5,729	-
	$ 11,264	$ 11,264	-

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2003
Class A	$ 2,873	$ 2,873	$ -
Class B	1,845	1,845	-
Class C	1,910	1,910	-
	$ 6,628	$ 6,628	$ -

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $2,412 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $456 and $1, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended September 30, 2003, the Fund's custodian and transfer agent fees were reduced by $117 and $0, respectively under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003*
	Shares	Dollars
Shares sold
Class A	264,759	$ 2,881,339
Class B	95,261	997,350
Class C	97,650	1,015,268
Institutional Class	56,741	569,968
		$ 5,463,925
Shares redeemed
Class A	(10,105)	$ (116,700)
Class B	(765)	(9,004)
Class C	(1,216)	(13,317)
		$ (139,021)
Net increase (decrease)
Class A	314,654	$ 2,764,639
Class B	154,496	988,346
Class C	156,434	1,001,951
Institutional Class	116,741	569,968
		$ 5,324,904

* For the period from March 31, 2003 (commencement of operations) to September 30, 2003.
	Year Ended September 30, 2003*
	Shares	Dollars
Initial Capital
Class A	60,000	$ 600,000
Class B	60,000	600,000
Class C	60,000	600,000
Institutional Class	60,000	600,000
		$ 2,400,000

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of Scudder Growth Trust and Shareholders of Scudder Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Growth Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the period from March 31, 2003 (commencement of operations) to September 30, 2003, the statement of changes in net assets for the period from March 31, 2003 (commencement of operations) to September 30, 2003 and the financial highlights for the period from March 31, 2003 (commencement of operations) to September 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Growth Fund at September 30, 2003, the results of its operations for the period from March 31, 2003 (commencement of operations) to September 30, 2003, the changes in its net assets for the period from March 31, 2003 (commencement of operations) to September 30, 2003 and the financial highlights for the period from March 31, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 14, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

For federal income tax purposes, the Fund designates $36,000, or the maximum amount allowable under tax law, as qualified dividend income.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present[5]	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Julie M. Van Cleave (44) Vice President 2003-present	Managing Director, Deutsche Asset Management; formerly, Managing Director, Mason Street Advisors (1984-2002)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Sommers has taken a leave of absence from the fund's Board until December 31, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SCDAX	SCDBX	SCDCX	SCDIX
CUSIP Number	81115H-500	81115H-609	81115H-708	81115H-807
Fund Number	435	635	735	590

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Strategic Growth
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Strategic Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------